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                                                                     EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation of our report dated June 5, 1998 included in this Annual Report on Form 11-K of the Gaylord Entertainment Company 401(k) Savings Plan into Gaylord Entertainment Company's previously filed Registration Statement File Number 333-37051.



Nashville, Tennessee                           ARTHUR ANDERSEN LLP
June 29, 1998